Annuity Investors® Variable Account B

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The Commodore Navigator*	The Commodore Advantage®	The Commodore Independence®

June 30, 2002

Semiannual Report to Contract Owners

Table of Contents
Page
Letter from the President.	2
Tab

Portfolio Semiannual Reports	2

Dreyfus Portfolios	I
Dreyfus Variable Investment Fund
Appreciation Portfolio
Growth and Income Portfolio
Money Market Portfolio
Small Cap Portfolio
The Dreyfus Socially Responsible Growth Fund, Inc.
Dreyfus Stock Index Fund

INVESCO	II
Core Equity Fund
Dynamics Fund
Financial Services Fund
Health Sciences Fund
High Yield Fund
Small Company Growth Fund

Janus Aspen Series	III
Aggressive Growth Portfolio
Balanced Portfolio
Capital Appreciation Portfolio
Growth Portfolio
International Growth Portfolio
Worldwide Growth Portfolio

PBHG Insurance Series Fund, Inc.	IV
PBHG Growth II Portfolio
PBHG Large Cap Growth Portfolio
PBHG Mid-Cap Value Portfolio
PBHG Select Value Portfolio
PBHG Technology & Communications Portfolio

Scudder VIT Funds	V
VIT EAFE® Equity Index Fund
VIT Small Cap Index Fund

Strong Investments	VI
Strong Opportunity Fund II, Inc
Strong Variable Insurance Funds, Inc.
Strong Mid Cap Growth Fund II

The Timothy Plan Conservative Growth VS	VII
The Timothy Plan Strategic Growth VS

The Universal Institutional Funds, Inc.	VIII
Van Kampen UIF - Core Plus Fixed Income Portfolio
Van Kampen UIF - Mid Cap Value Portfolio
Van Kampen UIF - U.S. Real Estate Portfolio
Van Kampen UIF - Value Portfolio

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Dear Commodore® Variable Annuity Contract Owner:

Enclosed are the June 30, 2002 Semiannual Reports for the Portfolios in which the subaccounts of Annuity Investors® Life Variable Account B invest. During the first half of 2002, the market volatility that began in March 2001 showed little sign of lessening and investor confidence began to weaken. Concerns about corporate accounting, and anxiety about terrorism and violence in the Middle East were the main causes of the decline of all of the major stock indices in the first half of the year. However, Federal Reserve Board Chairman Alan Greenspan, in his semiannual monetary policy report to Congress in July 2002, stated that even with current market conditions, and corporate and worldwide events, the U.S. economy has continued to expand. Although many uncertainties are still unresolved, the mildness and brevity of the economic downturn are a testament to the notable improvement in the resilience and flexibility of the economy.

For the period ending June 30, 2002, the stock market, as measured by the Standard & Poor's Composite Stock 500 Index, incurred a loss of 13.78%, and the NYSE Composite Index incurred a loss of 9.62%. The bond market, as measured by Lehman Brothers Aggregate Bond Index, gained 3.80% over the same period. The average annual total returns of the sub-accounts offered under your Contract for the period January 1, 2002 to June 30, 2002, are shown below. *

Dreyfus VIF - Appreciation Portfolio	(9.31)%
Dreyfus VIF - Growth and Income Portfolio	(15.83)%
Dreyfus VIF - Money Market Portfolio	0.08%
Dreyfus VIF - Small Cap Portfolio	(3.54)%
The Dreyfus Socially Responsible Growth Fund, Inc.	(17.69)%
Dreyfus Stock Index Fund	(13.91)%
INVESCO VIF-Core Equity Fund	(8.54)%
INVESCO VIF-Dynamics Fund	(23.89)%
INVESCO VIF-Financial Services Fund	(4.44)%
INVESCO VIF-Health Sciences	(15.47)%
INVESCO VIF-High Yield	(9.13)%
INVESCO VIF-Small Company Growth Fund	(20.11)%
Janus Aspen Series -Aggressive Growth Portfolio	(19.79)%
Janus Aspen Series - Balanced Portfolio	(3.85)%
Janus Aspen Series - Capital Appreciation Portfolio	(7.53)%
Janus Aspen Series - Growth Portfolio	(16.17)%
Janus Aspen Series - International Growth Portfolio	(12.63)%
Janus Aspen Series - Worldwide Growth Portfolio	(13.62)%
PBHG Growth II Portfolio	(17.20)%
PBHG Large Cap Growth Portfolio	(17.05)%
PBHG Mid-Cap Value Portfolio	(10.39)%
PBHG Select Value Portfolio	(13.55)%
PBHG Technology & Communications Portfolio	(43.33)%
Scudder VIT Funds EAFE® Equity Index Fund	(5.18)%
Scudder VIT Funds Small Cap Index Fund	(5.59)%
Strong Mid Cap Growth Fund II, Inc.	(24.87)%
Strong Opportunity Fund II, Inc.	(15.74)%
The Timothy Plan Conservative Growth VS	(4.11)%
The Timothy Plan Strategic Growth VS	(7.80)%
Van Kampen UIF - Core Plus Fixed Income Portfolio	2.25%
Van Kampen UIF - Mid Cap Value Portfolio	(17.19)%
Van Kampen UIF - U.S. Real Estate Portfolio	9.68%
Van Kampen UIF - Value Portfolio	(9.24)%
*Performance figures are net of all sub-account charges, but do not reflect contingent deferred sales charges and contract maintenance fees.

My colleagues at Annuity Investors Life Insurance Company and I look forward to serving you in the future.

Sincerely,

/s/ Charles R. Scheper
Charles R. Scheper
President

This report is for the information of the contract owners and participants of Annuity Investors Life Insurance Company® and Annuity Investors® Variable Account B. It is authorized for distribution to other persons only when preceded or accompanied by a current prospectus, which contains complete information, including charges and expenses. For more information or to request a prospectus, call toll free (800) 789-6771.

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*"Navigator " is used via license from the owner Clark Capital Management Group, Inc.

A subsidiary of Great American Financial Resources SM , Inc. P.O. Box 5423 Cincinnati, OH 45201-5423 (800) 789-6771 www.commodoreva.com

Principal Underwriter/Distributor: Great American AdvisorsSM , Inc., member NASD and an affiliate of Annuity Investors Life Insurance Company, 525 Vine Street, Cincinnati, Ohio 45202

3293	(8/02)

Variable Account B

The Financial Statements of the following investment companies ("Registrant") are made a part hereof and incorporated herein:
Registrant	1940 Act Number

Dreyfus Variable Investment Fund	811-05125
Appreciation Portfolio
Money Market Portfolio
Growth & Income Portfolio
Small Cap Portfolio
The Dreyfus Socially Responsible Growth Fund, Inc.	811-07044
Dreyfus Stock Index Fund	811-05179
INVESCO Variable Investment Funds, Inc.	811-08038
INVESCO VIF -Core Equity Fund
INVESCO VIF-Dynamics Fund
INVESCO VIF -Financial Services Fund
INVESCO VIF -Health Sciences Fund
INVESCO VIF -High Yield Fund
INVESCO VIF -Small Company Growth Fund
INVESCO VIF Total Return
Janus Aspen Series	811-07736
Aggressive Growth Portfolio
Balanced Portfolio
Capital Appreciation Portfolio
Growth Portfolio
International Growth Portfolio
Worldwide Growth Portfolio
PBHG Insurance Series Fund, Inc.	811-08009
PBHG Growth II Portfolio
PBHG Large Cap Growth Portfolio
PBHG Mid-Cap Value Portfolio
PBHG Select Value Portfolio
PBHG Technology & Communication Portfolio
Scudder Asset Management, VIT Funds	811-07507
Scudder VIT EAFE Equity Index
Scudder VIT Small Cap Index
Scudder VIT Equity 500 Index
Strong Investment, Inc.	811-06553
Strong Mid-Cap Growth Fund II
Strong Opportunity	811-06522
Timothy Partners, Ltd.	811-08228
The Timothy Plan Conservative Variable Series
The Timothy Plan Strategic Growth Variable Series
The Timothy Small Cap VS
The Universal Institutional Funds, Inc.	811-07607
Van Kampen UIF- Core Plus Fixed Income Portfolio
Van Kampen UIF-Mid Cap Value Portfolio
Van Kampen UIF-Value Portfolio
Van Kampen UIF-U.S. Real Estate Portfolio
Van Kampen UIF-Emerging Markets Equity Portfolio